TRADE RECEIVABLES (Tables)	12 Months Ended
Feb. 28, 2014
TRADE RECEIVABLES [Abstract]
Schedule of Trade Receivables

The Company's allowance for doubtful accounts reflects the Company's assessment of collectability across its global customer base. The Company defines past due based on agreed upon terms with each individual customer.

	February 28,	February 28,
	2014	2013
Trade Receivables (gross)	17,936	35,710
Allowance for doubtful accounts	(528)	(258)
Trade Receivables (net)	17,408	35,452